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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of AmeriCredit Corp. on Form S-8 (File No. 333-_____), of our report dated
August 6, 1997, on our audits of the consolidated financial statements as of June 30, 1997 and 1996, and for the years ended June 30, 1997, 1996 and 1995, which report is included in the Annual Report on Form 10-K.


COOPERS & LYBRAND, L.L.P.


Fort Worth, Texas
November 5, 1997